UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ICTV BRANDS INC.

(Name of Registrant As Specified In Charter)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ICTV BRANDS INC.

489 Devon Park Drive, Suite 306
Wayne, PA 19087

December 31, 2019

Dear Stockholder:

On December 10, 2019, ICTV Brands Inc. (“we,” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with NoNoDerma, LLC (the “Buyer”) pursuant to which the Company agreed to sell and transfer to Buyer all or substantially all of the Company’s assets (the “Asset Sale”). In connection with the execution of the Purchase Agreement, on December 10, 2019, shareholders holding a majority of the Company’s voting power (the “Majority Stockholders”) acting by written consent in lieu of a meeting, consented to the Asset Sale.  The Board of Directors of the Company also approved the Asset Sale acting by written consent in lieu of a meeting on December 10, 2019.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This Information Statement constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) covering the consummation of the Asset Sale to which our Majority Stockholders consented on December 10, 2019. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Purchase Agreement. No meeting of our stockholders will be held or proxies requested for these matters since they have already been consented to by the Majority Stockholders, acting by written consent in lieu of a meeting, in their capacity as the holders of a majority of the issued and outstanding shares of the Company’s Common Stock.

The Asset Sale described in the Information Statement and the action taken by the Majority Shareholders may be ratified no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock, and thus voting power, was November 3, 2019.

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

ICTV BRANDS INC.

489 Devon Park Drive, Suite 306
Wayne, PA 19087

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE COMPANY’S VOTING POWER.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders is being furnished to our stockholders of record as of November 3, 2019 (the “Record Date”) to inform the stockholders of the December 10, 2019 approval by the stockholders holding a majority of the Company’s voting power (“Majority Stockholders”) of approval of the sale of substantially all of the Company’s assets (the “Assets”) (the “Asset Sale”) pursuant to the Asset Purchase Agreement, dated as of December 10, 2019 (“Purchase Agreement”) that is described in more detail in this Information Statement.

This Information Statement is being sent in lieu of a special meeting of the stockholders of the Company. Pursuant to unanimous written consent in lieu of a meeting, the Board of Directors of the Company (the “Board”) approved the entering into and consummation of the Asset Sale. The Majority Stockholders of the Company who beneficially own, in the aggregate, shares of Series A Preferred Stock and Common Stock of the Company, representing a majority of the voting power of the Company as of the date of this Information Statement, gave their written consent to the Asset Sale described in this Information Statement on December 10, 2019. If the Asset Sale was not adopted by written consent of the Majority Stockholders, it would have been required to be considered by Company’s stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Asset Sale.

The elimination of the need for a special or annual meeting of the stockholders to ratify or approve the Asset Sale is authorized by Sections 78.320 and 78.565 of the NRS and the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws which provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. To eliminate the costs and management time involved in holding a special meeting, the Board of Directors and the Majority Shareholders approved the Asset Sale pursuant to written consents.

The Company is distributing this Information Statement to its stockholders to satisfy any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents. No dissenters’ rights of appraisal under the NRS are afforded to the Company’s stockholders as a result of the approval of the Asset Sale.

This Information Statement is dated as of and is first being sent to our stockholders of record on or about December 31, 2019.

SUMMARY TERM SHEET

This summary highlights important information in this Information Statement but does not contain all the information that is important to you. You should carefully read this entire Information Statement and the other documents referred to for a complete understanding of the Asset Sale. In addition, we incorporate by reference important business and financial information about the Company in this Information Statement. You may obtain the information incorporated by reference in this Information Statement without charge by following the instructions in the section entitled “Where You Can Find Additional Information.”

The Asset Sale	On December 10, 2019, ICTV Brands Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with NoNoDerma, LLC (the “Buyer”) pursuant to which the Company agreed to sell and transfer to Buyer all or substantially all of the Company’s assets (the “Asset Sale”).

The Parties	ICTV Brands Inc.

The Company is a direct marketing company (the “Business”) which sells an array of consumer products, domestically and internationally, largely in the beauty and skin care business segment with its primary products consisting of DermaWand and no! no! Hair Removal (the “Products”).

NoNoDerma, LLC

Buyer is newly formed limited liability company, formed for the purpose of operating a business based initially on assets acquired in the Asset Sale.

Purchase Price

The aggregate purchase price for the Asset Sale is equal to the sum of:

(i) A Promissory Note from Buyer in the amount of $600,000, bearing interest at 7%, fully amortizing over 36 monthly payments, secured by a blanket security interest in the assets of Buyer, subordinate to Buyer’s existing senior secured lender, and guaranteed by LeoGroup Private Investment Access, LLC, which is the current owner of the majority of the equity interests of Buyer.

(ii) 7.5% of the initial ownership interests of Buyer, pari passu with Buyer.

(iii) Cancellation of existing senior secured debt from the Company to LeoGroup Private Investment Access, LLC in the remaining amount of $400,000.

(iv) Cancellation of existing royalty obligation of the Company to LeoGroup Private Investment Access, LLC in the remaining amount of $1,400,000.

The Purchase Agreement provides that the Buyer will not assume nor have any responsibility for, any liability of the Company.

In conjunction with the Asset Sale, the Company conveyed substantially all of its assets to the Buyer. The Company will retain the ownership interest it is being issued in the Buyer.

Closing	The closing of the Asset Sale occurred on the same day as the execution of the Purchase Agreement.

Disposition of Note

The assets sold by the Company were encumbered by a lien in favor of LeoGroup Private Investment Access, LLC, and were also encumbered by a lien in favor of Kelvin and Robin Claney and Stephen Jarvis, two directors of the Company, securing the repayment of loans made to the Company under Secured Promissory Notes. The Secured Promissory Notes had outstanding balances in excess of $600,000. The Purchase Agreement required that the assets be transferred free and clear of any liens. Kelvin and Robin Claney and Stephen Jarvis agreed to release their liens in return for an assignment of the $600,000 Promissory Note received from the Buyer.

Indemnification

The Company and the Buyer (the “Indemnifying Party”) agreed in the Purchase Agreement to indemnify and hold harmless the other party, its officers, directors, shareholders, members, agents, servants and employees, and their respective heirs, personal and legal representatives, guardians, successors and assigns (the “Indemnified Party”), from and against certain identified claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses incurred in connection with any breach or inaccuracy of any representation or warranty made in the Purchase Agreement, and any breach of any covenant, obligation or other provision in the Purchase Agreement.

The Buyer, as the Indemnifying Party, agreed to indemnify the Company, as the Indemnified Party, in accordance with the indemnification provisions contained in the Purchase Agreement, in connection with any identified liabilities to be assumed.

The Company, as the Indemnifying Party, agreed to indemnify the Buyer, as the Indemnified Party, in accordance with the indemnification provisions contained in the Purchase Agreement, in connection with (i) any claim relating to any and all excluded liabilities;(ii) except for assumed liabilities, any claim relating to the ownership or operation of the assets prior to the closing; (iii) any claim related to or arising out of the employment of any employee or independent contractor by the Company prior to the closing; and (iv) indemnifications normally associated with a transaction such as the within.

Operations of the Company Following the Asset Sale	Following the consummation of the Asset Sale, the Company expects to have nominal operations and limited assets consisting primarily of its ownership interest in the Buyer.

FORWARD LOOKING STATEMENTS

Statements included in this Information Statement that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the asset purchase transaction described in this Information Statement, and (ii) other factors described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, our outstanding common stock owned of record or beneficially by (1) each person who owned of record, or was known by us to own beneficially, more than 5% of our common stock, (2) each executive officer, (3) each director and (4) the shareholdings of all executive officers and directors as a group. As of the Record Date, we had 53,140,700 shares of common stock issued and outstanding.

Name	Shares Owned		Percentage Owned

Kelvin Claney [1,4,6]	8,858,536 Common	[4]	16.7

Chairman of the Board of Directors, CEO	210,000 Series A Preferred		100.0

Donald J. McDonald, Jr., Director [2,5]	116,667		0.2

All executive officers and directors as a group (2 persons)	8,975,203		16.9

The Better Blocks Trust, declared January 1, 1994 [3]	6,668,660		12.5

Sandra Pessin [7]	2,829,476		5.3

LeoGroup Private Debt Facility, L.P. [8]	5,786,765		10.9

DG Capital Management LLC [9]	4,408,967		8.3

DG Value Partners II Master Fund L.P. [9]	3,648,715		6.9

Except as noted below, all shares are held of record and each record stockholder has sole voting and investment power.

(1)	Mr. Claney’s business address is 489 Devon Park Drive, Suite 306. Wayne, PA 19087.

(2)	Mr. McDonald’s business address is 489 Devon Park Drive, Suite 306, Wayne PA 19087.

(3)	The address for The Better Blocks Trust is 489 Devon Park Drive, Suite 306, Wayne PA 19087.

(4)	Includes 533,333 shares as to which Mr. Claney holds exercisable options within 60 days.

(5)	Includes 116,667 shares as to which Mr. McDonald holds exercisable options within 60 days.

(6)	Includes 6,668,660 shares owned by The Better Blocks Trust, of which Mr. Claney is a joint trustee. Mr. Claney disclaims beneficial ownership of the shares and options owned or controlled by The Better Blocks Trust beyond the extent of his pecuniary interest.

(7)	Mrs. Pessin’s business address is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(8)	The address for LeoGroup Private Debt Facility, L.P. is 100 Wood Avenue South, #209, Iselin, NJ 08830. The shares reported herein are held directly by LeoGroup Private Debt Facility, L.P., or LeoGroup LP. LeoGroup Management, LLC, or LeoGroup Management, is the General Partner of LeoGroup LP. LeoGroup Management is 100% owned by The Leo Group, LLC, or LeoGroup. Matthew J. Allain is the principal owner of LeoGroup. The shares directly owned by LeoGroup LP may be deemed indirectly owned by LeoGroup Management, Leo Group and Mr. Allain; however, each of LeoGroup Management, Leo Group and Mr. Allain disclaims beneficial ownership of these securities except to the extent of its respective pecuniary interest therein, if any, and the inclusion of these shares herein shall not be deemed an admission of beneficial ownership of all of the shares for purposes of Section 16 or any other purpose.

(9)	The address for DG Capital Management LLC and DG Value Partners II Master Fund is 460 Park Avenue, 22nd Floor, New York, NY 10022

DISSENTERS’ RIGHT OF APPRAISAL

Under the NRS, the Company’s stockholders are not entitled to dissenters’ rights with respect to the Asset Purchase, and the Company will not independently provide the Company’s stockholders with dissenters’ rights.

OUR BOARD OF DIRECTORS AND THE STOCKHOLDERS HOLDING A MAJORITY OF THE COMPANY’S VOTING POWER HAVE APPROVED THE ASSET SALE.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at “http://www.sec.gov.”

You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. This Information Statement is dated December 26, 2019. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders shall not create any implication to the contrary.

Dated: December 26, 2019

By Order of the Board of Directors,

/s/ Kelvin Claney
Kelvin Claney
Director and Chief Executive Officer